                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 13, 2000

                          PINNACLE ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       0-10619                 95-3667491
(State or Other Jurisdiction          (Commission            (IRS Employer
    of Incorporation)                 File Number)         Identification No.)

330 N. Brand Boulevard, Suite 1100, Glendale, California        91203
     (Address of Principal Executive Offices)                (Zip Code)

      Registrant's telephone number, including area code:  (818) 662-5900
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Item 5. Other Events.

     On June 13, 2000, Pinnacle Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Exhibits.

     99.1  Press Release dated June 13, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PINNACLE ENTERTAINMENT, INC.


Date:  June 22, 2000          By: /s/ Bruce C. Hinckley
                                 ----------------------------------------------
                                 Bruce C. Hinckley
                                 Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit     Description
-------     -----------
99.1        Press Release dated June 13, 2000.

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